UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 22, 2009
LIFEPOINT HOSPITALS, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	000-51251 (Commission File Number)	20-1538254 (IRS Employer Identification No.)

103 Powell Court, Suite 200 Brentwood, Tennessee (Address of principal executive offices)	37027 (Zip Code)
(615) 372-8500
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
     Michael A. Wiechart, a Group President of LifePoint Hospitals, Inc. (the “Company”), gave notice of his resignation from the Company on April 22, 2009. After working through a short transition period, Mr. Wiechart plans to join another healthcare company as its Chief Operating Officer.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LIFEPOINT HOSPITALS, INC.
By:	/s/ Paul D. Gilbert
	Name:	Paul D. Gilbert
	Title:	Executive Vice President and Chief Legal Officer

Date: April 27, 2009

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